SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: April 13, 1998
                       -----------------------------------

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           -----------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
              (Originator of the Chase Credit Card Master Trust)


       United States        333-43173                22-2382028
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)          Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware          19801
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                             (302) 575-5033
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          (Registrant's telephone number, including area code)



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Item 5. Other Events

    On April 1, 1998, Assignment No. 5 of Receivables in Additional Accounts, dated as of April 1, 1998 (the "Assignment"), by and between Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor on and after
June 1, 1996 and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the terms of the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, The Chase Manhattan Bank, as Transferor prior to June 1, 1996 and as Servicer ("CMB"), and the Bank of New York, as Trustee.

     Pursuant to the Assignment, approximately $1,686,251,659 of Principal Receivables and approximately $16,187,350 of Finance Charge Receivables contained in 832,857 Additional Accounts were added to the Chase Credit Card Master Trust (the "Trust"). After such addition, as of April 1, 1998, the total receivables in the Trust were approximately $16,417,078,794, comprising principal receivables of $16,053,462,166 and Finance Charge Receivables of $363,616,638. The Servicer does not believe that the addition of the Receivables in such Additional Accounts had a material effect on the composition of the assets of the Trust. Capitalized terms in this report have the meaning set forth in the Second Amended and Restated Pooling and Servicing Agreement.

Item 7 (c). Financial Statements, Pro Forma Financial Statements and Exhibits
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  Exhibit   Description
  -------   -----------

   5.1 Assignment No. 5 of Receivables in Additional Accounts, dated April 1, 1998, between Chase USA, as Transferor on and after June 1, 1996 and the Trustee.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK,
                                            as Servicer



                                            /s/ Patrick Margey
                                            -----------------------------
                                            By:    Patrick J. Margey
                                            Title: Vice President




Date:  April 13, 1998





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                              INDEX TO EXHIBITS
                              -----------------


   Exhibit                         Description
   -------                         -----------

     5.1 Assignment No. 5 of Receivables in Additional Accounts, dated as of April 1, 1998, by and between Chase USA, as Transferor on and after June 1, 1996 and the Trustee.